SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549

                               FORM 8-K

                            CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                           October 26, 1999
                            Date of Report
                  (Date of Earliest Event Reported)

                        TORBAY HOLDINGS, INC.
        (Exact Name of Registrant as Specified in its Charter)

                           Maison Soumarez
                            Route de Cobo
                       Castel, Guernsey GY5 7RZ
                            United Kingdom

               (Address of principal executive offices)

                          011 44 1481 46044
                   (Registrant's telephone number)

                    TORBAY ACQUISITION CORPORATION
                         1504 R Street, N.W.
                        Washington, D.C. 20009
                   (Former name and former address)

Delaware                          0-25417                98-0213494
(State of other jurisdiction      (Commission file       (IRS Employer
of incorporation)                 Number)                Identification no.)

ITEM 1.     CHANGES IN CONTROL OF REGISTRANT

        (a) Pursuant to an Agreement and Plan of Merger (the "Merger Agreement") effective October 26, 1999 Torbay Holdings, Inc., a Delaware corporation ("Holdings" or the "Company") acquired all of the outstanding shares of common stock of Torbay Acquisition Corporation ("TAC") in a transaction in which Holdings was the surviving company.

        The Merger Agreement was adopted by the unanimous consent of the Board of Directors of TAC and approved by the unanimous consent of the shareholders of TAC on September 27, 1999. The Merger Agreement was adopted by the unanimous consent of the Board of Directors of Holdings on September 27, 1999. The merger was effected on October 26, 1999 by the filing of a certificate of merger with the Secretary of State of Delaware.

        Prior to the merger, TAC had 5,000,000 shares of common stock outstanding. By virtue of the merger, Holdings acquired 100% of the issued and outstanding common stock of TAC.

        Prior to the merger, Holdings had an aggregate of 4,850,000 shares of common stock issued and outstanding, and 700,000 shares of Series 1 Convertible Preferred Stock outstanding.

        Each share of Series 1 Convertible Preferred Stock is convertible into ten shares of common stock of Holdings at such time or times, if any, that the subsidiary of Holdings, whose common shares were acquired in exchange for the Series 1 Convertible Preferred Stock, has returned a net profit to Holdings of $1,000,000 in any one year within five years of issuance of such Series 1 Convertible Preferred Shares. In the event that after such five year term the Series 1 Convertible Preferred Shares have not been so converted, each share not then converted shall be automatically converted into one share of common stock of Holdings. Each share of Series 1 Convertible Preferred Stock is entitled to one vote on all matters on which such shareholders are entitled to vote and are entitled to receive notice of or attend any annual or extraordinary meeting of shareholders of Holdings.

        Following the merger, Holdings had an aggregate of 5,100,000 shares of common stock, and 700,000 shares of Series 1 Convertible Preferred Stock, outstanding.

        Following the merger, Holdings became the successor issuer to TAC for reporting purposes under the Securities Exchange Act of 1934, as amended. The officers, directors, and bylaws of Holdings continued without change as the officers, directors, and bylaws of the successor issuer. See "Management" and "Other Events" herein.

        A copy of the Merger Agreement is filed as an exhibit to this Form 8-K and is incorporated in its entirety herein. The foregoing description is modified by such reference.

        (b) The following table contains information regarding the shareholdings of Holdings' current directors and executive officers and those persons or entities who beneficially own more than 5% of its common stock:

                                    Amount of Common           Percent of
                                    Stock Beneficially         Common Stock
Name                                Owned (1)                  Beneficially
                                                               Owned

Colin Peter Gervaise-Brazier       525,000 (2)                 10.29%
President, Director

Francis Guy Lewis Askham            50,000                       *
Vice President, Director

Alexander Gordon Lane              50,000                        *
Secretary, Director

William Thomas Large              119,000 (3)                   2.33%
Director

All directors and                  744,000                     14.59%
executive officers as
a group (4 persons)

Brewin Nominees Ltd.               350,000                      6.86%
5 Giltspur Street
London EC1A 9DB
United Kingdom

Armadillo Worldwide Limited        500,000                      9.80%
P.O. Box 313, Anson Court
La Route des Camps
St. Martins
Guernsey, Channel Islands

INC Limited                        500,000                      9.80%
c/o Trident Corporate
Services (Bahamas) Limited
1st Floor, Kings Court
Bay Street
P.O. Box N-3944
Nassau, Bahamas

Direct Trustees Limited            500,000                      9.80%
P.O. Box 307
Guernsey GY1 3SH
United Kingdom

D.J. Limited                       500,000 (4)                  9.80%
10 Queen Street
P.O. Box HM1154
Hamilton HMEX
Bermuda

David G. Jones                     750,000 (4)                 14.71%
10 Queen Street
P.O. Box HM1154
Hamilton HMEX
Bermuda

Kevin W. Haddon-Harris             770,000 (4)                 15.10%
48 Par La Ville Road
Hamilton, Bermuda HM11

Joanna Dorothy Gervaise-Brazier    375,000                     7.35%
La Belle Epoque
Les Treacheries
L'Islet St. Sampsons
Guernsey, Channel Islands
GY2 4SN
United Kingdom

Martyn Paul Trebert                500,000                     9.80%
Pleinmont, Torteaval
Guernsey, Channel Islands
GY8 0P
United Kingdom

*      Less than 1% percent

(1) Based upon 5,100,000 shares outstanding following the effectiveness of the merger.

(2)     Includes 150,000 shares owned by Colin Peter
        Gervaise-Brazier and 375,000 shares owned by Joanna Dorothy Gervaise-Brazier, Mr. Gervaise-Brazier's wife.

(3) Common stock underlying Series 1 Convertible Preferred Stock. Each share of Series 1 Convertible Preferred Stock is convertible into ten shares of common stock of Holdings at such time or times, if any, that the subsidiary of Holdings, whose common shares were acquired in exchange for the Series 1 Convertible Preferred Stock, has returned a net profit to Holdings of $1,000,000 in any one year within five years of issuance of such Series 1 Convertible Preferred Shares. In the event that after such five year term the Series 1 Convertible Preferred Shares have not been so converted, each share not then converted shall be automatically converted into one share of common stock of Holdings. Includes 12,000 shares of Series 1 Convertible Preferred Stock given by Mr. Large to his minor children.

(4) D.J. Limited is an investment partnership owned 50% each by David G. Jones and Kevin W. Haddon-Harris. Half of D.J. Limited's shares are allocated to Mr. Jones' beneficial ownership and half of D.J Limited's shares are allocated to Mr. Haddon-Harris. Mr. Haddon-Harris' ownership also includes 20,000 shares owned by Mr. Haddon-Harris' wife.

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

        (a)  The consideration exchanged pursuant to the Merger
Agreement was negotiated between TAC and Holdings.

        In evaluating Holdings as a candidate for the proposed merger, TAC used criteria such as the value of the assets of Holdings, particularly its Designer Appliances Ltd. subsidiary, its product line, including the Telstar I and Telstar II vacuum cleaners and the Mistral I desktop fan, other proposed products, marketing research and experience, Holdings's current business operations and anticipated operations, and Holdings' business name and reputation. TAC determined that the consideration for the merger was reasonable.

        In evaluating TAC as a candidate for the proposed merger, Holdings used criteria such as TAC's status as a reporting company, its lack of operating history and lack of potential related liabilities. Holdings determined that the consideration for the merger was reasonable.

        (b) Holdings intends to continue developing and marketing its products through its subsidiary Designer Appliances Ltd.
("Designer Appliances") with the further development, marketing, and distribution of emerging products currently under development.

BUSINESS

        Holdings is a development stage company that, through its subsidiary Designer Appliances, has developed and is preparing to market household appliances designed to be attractive to a premium, upscale market. Holdings was incorporated on March 24, 1999 as a Delaware corporation named Acropolis Acquisition Corporation, which changed its name to Torbay Holdings, Inc. on July 14, 1999. Holdings acquired control of all of the common stock of Designer Appliances Ltd. by an Agreement and Plan of Reorganization dated as of July 19, 1999 among Holdings, Designer Appliances and the shareholders of Designer Appliances, who upon the effectiveness of the reorganization, became shareholders of Holdings.

        Management believes that it has identified an underexploited opportunity in the premium-priced market for household and domestic appliances, featuring attractively designed exteriors. There is no assurance that Holdings will be able to successfully manufacture or market these items.

        Management believes that the Company can commence production and sales within eight weeks after capitalization. The Company intends to achieve capitalization via a private placement of the Company's securities. No assurance can be made that the Company will place any such securities or that production can be commenced.

OPERATIONS

     Some 300 units of the Telstar design vacuum cleaner have been produced for testing and marketing trials. See "Products" herein. The Company will subcontract component manufacture and initially be responsible for final product assembly so as to manage product quality. Management may consider discontinuing using subcontractors to increase profit margins at an appropriate time.

     The Company will operate directly in the United Kingdom with its own sales team. Potential distributors have been identified to expand this activity across the European continent. Management believes that contracts may be finalized when production and payment schedules can be predicted with reasonable certainty.  These distributors will purchase products and bear all
costs of sales and distribution in their territories.    Non-critical component
supply of "off the shelf" items will be limited to preferred suppliers of appropriate components who provide warranties and indemnities for delays in production and shipping. Management believes that manufacturing contracts can be finalized when production and payment schedules can be predicted with reasonable certainty. Critical components such as product body parts which are specific to the Company's products will be dual sourced.

     The sales objectives are in what is believed to be a niche sector of the appliance market which addresses the most expensive end of that market.
Sales activity will be focused upon designer retail outlets such as The
Conran Shops, Harrods and  Selfridges.   No contracts have been entered
into to date, and there is no assurance that any contracts will be entered into, or if entered into, that any such contracts can be maintained.

PRODUCTS

     Telstar I Designer Vacuum Cleaner. A rocket shaped cylinder vacuum cleaner made of polished aluminum and incorporating the latest in filtration technology. It is bagless and features the High Efficiency Particle Arrester
(HEPA) medical grade filter that removes the allergens in dirt that are associated with asthma. It has a large (50ft) cleaning radius that typically allows for the entire floor of a modern dwelling to be cleaned without stopping. The Telstar I will be built to British Electrical Approval Board and German TUV standards, which relate to electrical safety and manufacturing practices. Manufacturing costs at this time are 100 pounds per unit and as volume impacts component purchasing this price is anticipated to reduce to 80-85 pounds. This product is expected to sell for 150 pounds to stores and 300 pounds retail.

     Telstar II Designer Vacuum Cleaner/Table. This is the Telstar I vacuum cleaner with a glass tabletop accessory. This product is designed for an environment in the modern city flat or home where storage space is at a premium. The Company may choose to market this product under the name "Sputnik" or as the "Telstar Space Station." The table top is developed to working prototype and additional expenditure is planned on tooling and packaging. This product is expected to sell for 100 to 125 pounds above the cost of the Telstar I vacuum cleaner. Manufacturing cost estimates are 18 pounds for the cost of the table top.

     Mistral I Desktop Fan. This is a desktop fan, cased in polished aluminum, which utilizes the same "retro" design as the vacuum cleaner that Designer Appliances has developed. The Mistral I fan is partially developed and, pending financing, will be completed. Manufacturing cost estimates
are 18 pounds.   This product is expected to sell  for 60-70 pounds to stores and retail for 100-125 pounds. The Mistral I fan is expected to be ready for sale in January 2000.

     Other products under development include a toaster, a kettle, space heaters and heated hearth screens. See "Trademarks" herein.

MAJOR COMPETITORS

     The Company believes that there is no cohesive product family in the United Kingdom and Europe competing with the Company's proposed product line in the upscale small domestic appliance sector.

     Vacuum Cleaners. The Company is not aware of a competitor who manufactures and sells a vacuum cleaner protected by this design. See "Trademarks" herein. The Company not aware of a competitor who sells a vacuum cleaner that converts to a piece of furniture when it is not in use.

     For comparison the following table of the Company's product versus others is provided for the Telstar I vacuum cleaner and other vacuum cleaners.

 Make       Model              Noise (dB)     Cleaning     Dirt        Weight
                                              Radius      Capacity      (Kgs)
                                                           (liters)
Designer
 Appliances   Telstar I          67/66         16 m           10        7.6
Electrolux    Excellio
                 Electronic       74           12.5m          4         7.8
              Excellio Combi      74           12.5m          4         7.3
              Excellio Remote     70           12.5m          4         7.3
Bosch         Perfecta 85         72            9.5m         3.2        8.7
              Activa 60           75            8.5m         3.8        7.2
Hoover        Alpina Filtra       N/A          12.5m          4         6.9
              Alpina              N/A          12.5           4         6.9
Miele         S 324I              73           10m            4         8
              S 251               73            9.5m          4         7.9
Dyson         DCO2                67            9m (est.)     4 (est.)  6.3

     All data are taken from manufacturers' published marketing material.

     Fans. The market in fans is diverse and is mainly made up of low-cost plastic modeled products. There is no known dominant player in the United Kingdom market. The design aesthetic of the Company's product is similar to that of the Company's vacuum cleaner.

INVENTORY

     If and when production and sales are commenced, the Company intends to stock up to two months' supply of component parts and one week's worth of finished goods. Currently, the Company has 300 of the Telstar I vacuum cleaners that it has produced and are not currently being offered for sale.

RAW MATERIALS

     Industry standard items are available from multiple suppliers. Product specific items are at least dual sourced. However, there can be no assurance that an adequate supply can be maintained.

SEASONALITY

     Sales periods run throughout the year, though a peak cycle of demand is noted in the spring and autumn months, especially for vacuum cleaners. Seasonal variations are allowed for and are not considered a critical factor to the Company's business as this time.

PROPERTY

     Holdings has identified a manufacturing facility in the South Manchester conurbation, United Kingdom, containing approximately 2,500-5,000 square feet, which is expected to accommodate requirements in the first 6-9 months of operation. Additional facilities in the same locality have been identified in the 4,000 to 5,000 square foot range that will be investigated with a view to relocation by the beginning of calendar year 2000. These facilities are anticipated to see the Company through its requirements of the next three years. Currently, the Company has no facilities, nor any lease or mortgage obligations with respect to any property.

PATENTS AND TRADEMARKS

     The following trademark registrations or applications for registration have been made with the British patent office. The design for the Telstar I vacuum cleaner is protected by British registration no. 2066378. The name "Telstar" is the subject of mark application no. 2 209 241. The name
"Sputnik" is the subject of trademark application no. 2 209 243. The table top design for the Telstar II, Sputnik or Telstar Space Station, is the subject of a granted registration of design no. 2082459. The trademark "Mistral" for the table top fan is also the subject of application no. 2 209 473. The Company is also considering a trademark registration for its toaster.

LITIGATION

     None.

MARKET FOR HOLDINGS'S SECURITIES

     There is currently no market for Holdings' securities.

MANAGEMENT

                    Name                Age          Title

     Colin Peter Gervaise-Brazier       56     Chairman, President, Chief
                                               Executive Officer and Director

     Francis Guy Lewis Askham           68     Vice President and Director

     Alexander Gordon Lane              58     Secretary and Director

     William Thomas Large               44     Director

     Colin Peter Gervaise-Brazier has been , Chairman, President, Chief Executive Officer and a Director of Holdings, has served in such capacities since September 1999. Mr. Gervaise-Brazier has been a retailing executive in Great Britain for over 25 years. From October 1995 until September 1999, Mr. Gervaise-Brazier was General Manager of Vale Garage, Ltd., the G.M. Vauxhall Motors franchise for the Isle of Guernsey. Mr. Gervaise-Brazier attended Elizabeth College, Guernsey, and also attended senior
management courses at Vauxhall College, Luton, England.   Since August
1999, Mr. Gervaise-Brazier has also been Chief Executive Officer and a director of GS Telecom Ltd., an electronic retailing company whose stock trades on the NASDAQ Bulletin Board.

     Francis Guy Lewis Askham, Vice President and a Director of Holdings, has served in such capacities since October 1999. Mr. Askham is a Chartered Accountant and consultant, and continues in such capacities. Mr. Askham graduated from Hurstpierpoint College, Sussex, England, and is a Fellow of the Fellow Institute of Chartered Accountants in England and Wales. Mr. Askham has also served as a director and chairman of Wilshaw plc since 1991, a director and deputy chairman of Southampton Leisure Holdings plc since January 1997, a director of GS Telecoms, Inc. since August 1999, a director of International Energy Group plc, and was formerly a director of Baldwin plc, M & W plc, and Rhino Group plc, all located in Great Britain and all of whose securities trade on the London Stock Exchange.

     Alexander Gordon Lane, Secretary and a Director of Holdings, has served in such capacities since October 1999. Mr. Lane has been a Financial Consultant since 1998 and continues in such capacity. Mr. Lane has been in the financial services business for over 30 years. From 1993 to 1998, he was a principal of Intercontinental Exchange Partners, New York, as a capital markets broker in the interest and foreign exchange areas. Mr. Lane has an aeronautics degree from Wandsworth Technical College in London.

     William Thomas Large has been a Director of Holdings since July 1999 and President of Designer Appliances since October 1998. From October 1996 until October 1998, Mr. Large was Chairman, Chief Executive
Officer, a director and a major stockholder of DeltaTheta Ltd., a heating and cooling technology company in Cheshire, England. From February
1997 until September 1998, Mr. Large also served as a director of DeltaMonitor Ltd, a medical devices company in Cheshire, England. From December 1996 until June 1997, Mr. Large also served as a director or SoundAlert Ltd, a company that manufactured emergency vehicle sirens.
From September 1994 until July 1996, Mr. Large was a director of
AromaScan plc, a publicly-listed instrumentation and technology company in Cheshire, England. Mr. Large graduated from Manchester Metropolitan University, in Manchester, England, and is the author or co-author of eight articles and two books relating to biochemical analysis.

EXECUTIVE COMPENSATION

     Mr. Gervaise-Brazier's salary is 60,000 pounds per year. He earns no other remuneration from the Company or its subsidiaries.

     Mr. Askham's salary is 12,000 pounds per year. He earns no other remuneration from the Company or its subsidiaries.

     Mr. Lane's salary is 12,000 pounds per year. He earns no other remuneration from the Company or its subsidiaries.

     Mr. Large's salary is 60,000 pounds per year. He is eligible for a performance bonus of up to 100% of his base salary.

RELATED TRANSACTIONS

     Pursuant to a Deed of Assignment of Intellectual Property Rights by William Thomas Large to Designer Appliances Ltd. dated June 10, 1999,
Mr. Large assigned all of his right, title and interest in and to the design rights to the vacuum cleaner products, toaster, fan, kettle, space heater and heated hearth screen products now being developed by the Company. Mr. Large's consideration for the assignment consisted of 107,000 shares of Series 1 Convertible Preferred Stock of the Company, valued at 20,000 pounds, and 50,000 pounds in cash to be paid within six months of the date thereof. The terms of the assignment were not the result of arms' length negotiations.

RISK FACTORS

     HOLDINGS IS CURRENTLY OPERATING AT A LOSS. Holdings has had no sales or revenues to date. Holdings has maintained its operations to date through the private placement of $600,000 of its securities. Its ability to develop operations is dependent upon its ability to advertise its products and generate sales of its products. If Holdings is unable to sell sufficient amount of its products at a sufficiently profitable level, it will need to raise additional capital through the placement of its securities or from other debt or equity financing. If the Company is not able to raise such financing or to obtain alternative sources of funding, management will be required to curtail operations. There is no assurance that the Company will be able to continue to operate if a sufficient level of sales cannot be generated.

       HOLDINGS COMMENCED OPERATIONS IN 1999 AND HAS A LIMITED OPERATING HISTORY. Holdings commenced operations in 1999 and has only a limited history of operations which to date have not been profitable. Its operations are subject to the risks and competition inherent in the establishment of a relatively new business enterprise. There can be no assurance that future operations will be profitable. Revenues and profits, if any, will depend upon various factors, including market acceptance of its concepts, market awareness, dependability of its distribution network, and general economic conditions. There is no assurance that Holdings will achieve its expansion goals and the failure to achieve such goals would have an adverse impact on it.

      HOLDINGS IS ENTERING A COMPETITIVE FIELD. The market for upscale household appliances is sought by numerous designers, manufacturers, wholesalers and retailers, which may be better-known or have a better reputation or distribution network than the Company. There is no assurance that the Company will find suppliers and establish a distribution network, or whether its goods will find a market sufficient to meet its financial obligations.

      HOLDINGS HAS A LIMITED ADVERTISING BUDGET. Goods aimed at a luxury market are often marketed through the media, which charge concurrently high advertising rates. The Company may not have the resources available to purchase enough media exposure to find a market for its products.

        THE COMPANY IS DEPENDENT ON ITS SUPPLIERS. The Company intends to enter into supply contracts with at least two suppliers for each specific component of its products. However, the Company currently has no contracts with suppliers, and even if it establishes such contracts, there can be no assurance that supply will be timely and meet the Company's requirements. Furthermore, there can be no assurance that the Company's suppliers will maintain their relationship with the Company.

        THE COMPANY IS DEPENDENT ON RETAIL OUTLETS. The Company intends to market its products through upscale department stores, boutiques and designer outlets. However, there can be no assurance that the Company's marketing staff will be able to persuade retail outlets to stock the Company's products, what prominence those outlets will choose in shelving the Company's products, or once shelved, whether the Company's products will be given a lower profile in the future.

       THE ISSUED PREFERRED STOCK OF HOLDINGS HAS CONVERSION RIGHTS. Holdings has designated and issued 700,000 shares of Series 1 Convertible Preferred Stock. Each share of Series 1 Convertible Preferred Stock is convertible into ten shares of common stock of Holdings at such time or times, if any, that the subsidiary of Holdings, whose common shares were acquired in exchange for the Series 1 Convertible Preferred Stock, has returned a net profit to Holdings of $1,000,000 in any one year within five years of issuance of such Series 1 Convertible Preferred Shares. In the event that after such five year term the Series 1 Convertible Preferred Shares have not been so converted, each share not then converted shall be automatically converted into one share of common stock of Holdings. Each share of Series 1 Convertible Preferred Stock shall be entitled to one vote on all matters on which such shareholders may vote. In addition, Holdings may, without further action or vote by its shareholders, designate and issue additional series or shares of preferred stock. The terms of the Series 1 Convertible Preferred Stock may adversely affect the equity ownership of the holders of the common stock and may in turn reduce the value of the common stock.

        TRADEMARK PROTECTION AND PROPRIETARY MARKS.
Notwithstanding the pending registration of certain trade names with the British Trademark Office, there is no assurance that Holdings will be able to enforce against use of any of its marks. There is also no assurance that Holdings will be able to prevent competitors from using the same or similar names, marks, concepts or appearances or that it will have the financial resources necessary to protect its marks against infringing use.

        ISSUANCE OF FUTURE SHARES MAY DILUTE INVESTORS' SHARE VALUE. The Certificate of Incorporation of Holdings authorizes the issuance of 100,000,000 shares of common stock and 20,000,000 shares of preferred stock. The future issuance of all or part of the remaining authorized common stock may result in substantial dilution in the percentage of the Company's common stock held by its then-existing shareholders. Moreover, any common stock issued in the future may be valued on an arbitrary basis by Holdings. The issuance of the Company's shares for future services or acquisitions or other corporate actions may have the effect of diluting the value of the shares held by investors, and might have an adverse effect on any trading market, should a trading market develop for the Company's common stock.

        CURRENT TRADING MARKET FOR THE COMPANY'S SECURITIES. There is no current trading market for Holdings's common stock and there is no assurance that one will develop. TAC had filed a registration statement on Form 10-SB with the Securities and Exchange Commission and has been a reporting company under the Securities Exchange Act of 1934. Holdings has effected the merger with TAC and has become a successor issuer thereto in order to become a reporting company under the Securities Exchange Act of 1934, as amended. Holdings intends to register the common stock owned by its existing stockholders under the Securities Act of 1933, as amended, in order to establish a trading market for its common stock on the NASD Bulletin Board, however, no underwriter for the registration will be retained, and no market makers have committed to becoming market makers for the Company's common stock, and there is no assurance that any market makers will do so. No assurance can be given that an active trading market in the Company's securities will develop or be sustained.

        PENNY STOCK REGULATION. Upon commencement of trading in the Company's stock, if such occurs (of which there can be no assurance) the Company's common stock may be deemed a penny stock. Penny stocks generally are equity securities with a price of less than $5.00 per share other than securities registered on certain national securities exchanges or quoted on the Nasdaq Stock Market, provided that current price and volume information with respect to transactions in such securities is provided by the exchange or system. The Company's securities may be subject to "penny stock rules" that impose additional sales practice requirements on broker-dealers who sell such securities to persons other than established customers and accredited investors (generally those with assets in excess of $1,000,000 or annual income exceeding $200,000 or $300,000 together with their spouse). For transactions covered by these rules, the broker-dealer must make a special suitability determination for the purchase of such securities and have received the purchaser's written consent to the transaction prior to the purchase. Additionally, for any transaction involving a penny stock, unless exempt, the "penny stock rules" require the delivery, prior to the transaction, of a disclosure schedule prescribed by the Commission relating to the penny stock market. The broker-dealer also must disclose the commissions payable to both the broker-dealer and the registered representative and current quotations for the securities. Finally, monthly statements must be sent disclosing recent price information on the limited market in penny stocks. Consequently, the "penny stock rules" may restrict the ability of broker-dealers to sell the Company's securities. The foregoing required penny stock restrictions will not apply to the Company's securities if such securities maintain a market price of $5.00 or greater. There can be no assurance that the price of the Company's securities will reach or maintain such a level.

        COMPUTER SYSTEMS REDESIGNED FOR YEAR 2000. Many existing computer programs use only two digits to identify a year in such program's date field. These programs were designed and developed without consideration of the impact of the change in the century for which four digits will be required to accurately report the date.
If not corrected, many computer applications could fail or create erroneous results by or following the year 2000 (the "Year 2000 problem"). Many of the computer programs containing such date language problems have been corrected by the companies or governments operating such programs. The Company's operations will be dependent upon the timely delivery of supplies which deliveries and production may be delayed or canceled because of such Year 2000 problem computer failures, and by orders and payments by its retail outlets, which may likewise be delayed or canceled. The Company does not know what steps, if any, will have been taken by any of its suppliers or retail outlets in regard to the Year 2000 problems.
The Company's operations will be severally curtailed if one or more of its suppliers or retail outlets were to suffer Year 2000 problems. Furthermore, it is impossible to predict if the basic utilities serving the company, or its suppliers or its retail outlets will continue uninterrupted.

ITEM 3.     BANKRUPTCY OR RECEIVERSHIP

        Not applicable.

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

        Not applicable.

ITEM 5.   OTHER EVENTS

     SUCCESSOR ISSUER ELECTION.

     Upon effectiveness of the merger, pursuant to Rule 12g-3(a) of the General Rules and Regulations of the Securities and Exchange Commission, Holdings became the successor issuer to TAC for reporting purposes under the Securities Exchange Act of 1934 and elects to reports under the Act effective Octoboer 26, 1999.

ITEM 6.  RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

     Not applicable.

ITEM 7.  FINANCIAL STATEMENTS

      No financial statements are filed herewith. The Registrant shall file financial statements by amendment hereto not later than 60 days after the date that this Current Report on Form 8-K is required to be filed.

ITEM 8.  CHANGE IN FISCAL YEAR

      Not applicable.

EXHIBITS

2.1     Agreement and Plan of Merger between Torbay Acquisition
        Corporation and Torbay Holdings, Inc.

3.1 Certificate of Incorporation of Torbay Holdings, Inc., as amended

3.2     By-Laws of Torbay Holdings, Inc.

4.1     Certificate of Designation with respect to Series 1
        Convertible Preferred Stock of Torbay Holdings, Inc.

10.1*   Deed of Assignment of Intellectual Property Rights by W.
        Thomas Large to Designer Appliances Ltd. dated June 10, 1999

21.1*   List of Subsidiaries of Torbay Holdings, Inc.

24.1*   Consent of accountants

27.1*   Financial Data Schedule

        * To Be Filed By Amendment


                              SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    TORBAY HOLDINGS, INC.

                                    By /s/ Colin Gervaise-Brazier
                                            President, Chairman,
                                            Director
        Date: November 9, 1999